UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 18, 2017

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16853	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8051 Congress Avenue Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, SBA Communications Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders. At the 2017 Annual Meeting of Shareholders, the shareholders voted on (i) the election of two director nominees (Proposal 1), (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year (Proposal 2), (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3) and (iv) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees as Class III directors for a term of office expiring at the 2020 Annual Meeting of Shareholders and, in each case, until his successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Steven E. Bernstein	103,584,312	3,659,725	38,249	3,399,161
Duncan H. Cocroft	105,842,715	1,400,160	39,411	3,399,161

Proposal 2

The shareholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain	Broker Non-Vote
108,109,600	2,556,607	15,240	—

Proposal 3

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
91,452,814	15,769,814	59,658	3,399,161

Proposal 4

The shareholders voted in favor of a frequency of every year for a shareholder vote on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
106,694,553	22,642	543,441	21,650

Based upon the results of the advisory proposal on the frequency of future votes on executive compensation set forth in Proposal 4 above, and consistent with the shareholders’ recommendation, the Company’s Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Brendan T. Cavanagh
Brendan T. Cavanagh
Executive Vice President and Chief Financial Officer

Date: May 23, 2017